Exhibit 99.1

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Federal Services Acquisition Corporation

We have audited the accompanying balance sheet of Federal Services Acquisition Corporation (a development stage company) (the “Company”) as of October 25, 2005 and the related statements of operations, stockholders’ equity and cash flows for the period from April 12, 2005 (date of inception) through October 25, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Federal Services Acquisition Corporation as of October 25, 2005 and the results of its operations and its cash flows for the period from April 12, 2005 (date of inception) through October 25, 2005 in conformity with U.S. generally accepted accounting principles.

Eisner LLP

New York, New York

October 26, 2005

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

Balance Sheet

October 25, 2005

ASSETS
Current assets:
Cash and cash equivalents	$1,993,750
U.S. government securities held in Trust Account	117,180,000
Prepaid expenses	5,807
Total assets	$119,179,557
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$2,630
Total current liabilities	2,630

COMMITMENTS AND CONTINGENCIES
Common Stock, subject to possible redemption 4,197,900 shares at $5.58	23,424,282

STOCKHOLDERS’ EQUITY
Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 issued and outstanding	0
Common stock—$.0001 par value, 100,000,000 shares authorized; 26,250,000 issued and outstanding (which includes 4,197,900 shares subject to possible redemption)	2,625
Additional paid-in capital	95,754,251
Deficit accumulated during the development stage	(4,231)
Total stockholders’ equity	95,752,645
Total liabilities and stockholders’ equity	$119,179,557

See notes to financial statements

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

Statement of Operations

April 12, 2005 (date of inception) through October 25, 2005
Operating expenses	(4,323)
Interest income	92
Net loss for the period	$(4,231)
Net loss per share—basic and diluted	$0
Weighted average number of shares outstanding—basic and diluted	5,356,599

See notes to financial statements

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

Statement of Stockholders' Equity

				Deficit
				Accumulated
	Common Stock		Additional	During the
			Paid-In	Development
	Shares	Amount	Capital	Stage	Total

Balance—April 12, 2005 (date of inception)
Initial capitalization from founding stockholders	5,250,000	$525	$5,475	$—	$6,000
Sale of 21,000,000 units, net of underwriters’ discount and offering expenses—October 19, 2005	21,000,000	2,100	119,173,058	—	119,175,158
Net Proceeds subject to possible redemption of 4,197,900 shares			(23,424,282)		(23,424,282)
Net loss	—	—	—	(4,231)	(4,231)
Balance—October 25, 2005	26,250,000	$2,625	$95,754,251	$(4,231)	$95,752,645

See notes to financial statements

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

Statement of Cash Flows

April 12, 2005
(date of inception)
through
October 25, 2005
Cash flows from operating activities:
Net loss	$(4,231)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in:
Prepaid expenses	(5,807)
Accrued expenses	2,630
Net cash used in operating activities	(7,408)
Cash flows from investing activities:
Cash held in Trust Account	(117,180,000)
Net cash used in investing activities	(117,180,000)
Cash flows from financing activities:
Proceeds from public offering, net	119,175,158
Proceeds from notes payable to stockholders	154,000
Repayment of note to stockholders	(154,000)
Proceeds from sale of common stock	6,000
Net cash provided by financing activities	119,181,158
Net increase in cash and cash equivalents	1,993,750
Cash and cash equivalents—beginning of period	0
Cash and cash equivalents—end of period	$1,993,750

See notes to financial statements

FEDERAL SERVICES ACQUISITION CORPORATION

(a development stage company)

Notes to Financial Statements

October 25, 2005

NOTE A—ORGANIZATION AND BUSINESS OPERATIONS

        Federal Services Acquisition Corporation (the “Company”) was incorporated in Delaware on April 12, 2005. The Company was formed to serve as a vehicle for the acquisition of an operating business in the federal services and defense industries through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination. The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.  The Company has selected December 31 as its fiscal year end.

        The registration statement for the Company’s initial public offering (“Offering”) was declared effective on October 19, 2005.  The Company consummated the offering on October 25, 2005 and received net proceeds of $119,700,000, before expenses of the Offering. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering of Units (as defined in Note C below), although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) an operating business in the federal services and defense industries (“Business Combination”). Nonetheless, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $117,180,000 of the net proceeds is being held in a trust account (“Trust Account”) and is invested in U.S. government securities until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Fund as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders of 20% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights, the Business Combination will not be consummated.

        In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied (the “Acquisition Period”), the proceeds held in the Trust Fund will be distributed to the Company’s public stockholders, excluding the Founding Stockholders to the extent of their initial stock holdings. However, the persons who were stockholders prior to the Offering (the “Founding Stockholders”) will participate in any liquidation distribution with respect to any shares of the common stock acquired in connection with or following the Offering. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]    Loss per common share:

        Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period.

[2]    Use of estimates:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

[3]    Income taxes:

        Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

        The Company recorded a deferred income tax asset for the tax effect of start-up costs and temporary differences, aggregating approximately $1439. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at October 25, 2005.

        The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

[4]    Cash and cash equivalents:

        The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

NOTE C—INITIAL PUBLIC OFFERING

        On October 25, 2005 the Company sold 21,000,000 Units (“Units”).  Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00.  Each Warrant is exercisable on the later of (a) the completion of a Business Combination or (b) October 19, 2006 and expires October 19, 2009, or earlier upon redemption.  The Warrants are redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

         In connection with the Offering, the Company paid CRT Capital Group LLC an underwriter’s discount of 5% of the gross proceeds of the Offering.

NOTE D—NOTES PAYABLE TO STOCKHOLDERS

        The Company issued two $77,000 non-interest bearing unsecured promissory notes to two of the Founding Stockholders of the Company on April 18, 2005.   The notes where repaid in the accordance with their terms on October 25, 2005 from the proceeds of the Offering.

NOTE E—RELATED PARTY TRANSACTION

        The Company has agreed to pay CM Equity Management, L.P., a company where certain of the Founding Stockholders serve in executive capacities, an administrative fee of $7,500 per month for office space and general and administrative services from October 19, 2005 through the effective date of the acquisition of a target business.

NOTE F—COMMITMENTS AND OTHER MATTERS

        The Company has a commitment to pay to CRT Capital Group LLC a 2% fee of the gross offering proceeds, or $2,520,000, payable upon the Company’s consummation of a Business Combination.

        The Company has engaged CRT Capital Group LLC, on a non-exclusive basis, as their agent for the solicitation of the exercise of the warrants. The Company has agreed to pay CRT Capital Group LLC a commission equal to 2% of the exercise price for each warrant exercised more than one year from October 19, 2005 if the exercise was solicited by CRT Capital Group LLC.

NOTE G—COMMON STOCK RESERVED FOR ISSUANCE

At October 25, 2005, 42,000,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

NOTE H—FOUNDING STOCKHOLDERS

        One or more of the Founding Stockholders have agreed with the Company that during the 40 trading day period beginning 60 days after the end of the “restricted period” under Regulation M, they collectively will spend up to $2,000,000 to purchase warrants in the public marketplace at prices not to exceed $.65 per warrant. They have further agreed that any warrants purchased by them or their affiliates or designees will not be sold or transferred until the completion of a Business Combination.